Exhibit 99.1



    Certification by the Chief Executive Officer and Chief Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act Of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of NB Capital Corporation, a Maryland corporation (the "Company"), does hereby certify that, to the best of such officer's knowledge:

    1. The accompanying Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Serge Lacroix
                                            ------------------------------------
                                            Serge Lacroix
                                            Chief Executive Officer
                                            August 14, 2002




                                            /s/ Jean Dagenais
                                            ------------------------------------
                                            Jean Dagenais
                                            Chief Financial Officer
                                            August 14, 2002